Offerings - Offering: 1	Sep. 17, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 86,190,139.85
Fee Rate	0.01381%
Amount of Registration Fee	$ 11,902.86
Offering Note	Calculated as the aggregate maximum purchase price for shares of common stock, par value $0.01 per share, of Carlyle Credit Solutions, Inc. ("Shares"), based upon the net asset value per Share as of August 31, 2026, of $18.05. This amount is based upon the offer to purchase up to 4,775,077 Shares.